UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a) [Insert full text of semi-annual or annual report here]

Annual Report September 30, 2021

Poplar Forest Funds

Poplar Forest Partners Fund
Class A (PFPFX)
Class I (IPFPX)

Poplar Forest Cornerstone Fund
Investor Class (IPFCX)

POPLAR FOREST FUNDS

TABLE OF CONTENTS

Performance	1
Letter to Partner	2
Sector Allocation of Portfolio Assets	13
Expense Example	15
Investment Highlights	17
Schedules of Investments	20
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	31
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	45
Notice to Shareholders	47
Information about Trustees and Officers	48
Householding	52
Privacy Notice	53

POPLAR FOREST FUNDS

Performance of each fund class for the 1-, 3-, 5-, 10-year and since inception periods as of September 30, 2021 is as follows:

*	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index. **Returns for periods greater than 1 year have been annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

As of the Fund’s most recently filed registration statement, the Partners Fund Class A shares gross expense ratio is 1.33%; net expense ratio is 1.21% and is applicable to investors. The Partners Fund Institutional Class shares gross expense ratio is 1.08%; net expense ratio is 0.96% and is applicable to investors. The Cornerstone Fund gross expense ratio is 1.77%; net expense ratio is 0.91% and is applicable to investors. The Adviser has contractually agreed to the fee waiver through at least January 27, 2022.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

Portfolio Manager Commentary

Dear Partner,

Despite a global pandemic that has killed more than 4.7 million people and shut down huge parts of the global economy, the stock market has done just fine. Yes, we had to live through the COVID Crash that saw the S&P 500 Index (“S&P 500”) decline by 34% over 33 days, but to my knowledge, no bear market has ever been recovered from so quickly. Trillions of dollars of fiscal and monetary stimulus clearly helped. Vaccines were developed in months, not years, and more than 6.2 billion doses have already been administered worldwide. Sports stadiums are full again, kids are back in school, and workers are slowly heading back to the office. Companies now have more job openings than there are people looking for work. The economy is doing great! No wonder the stock market is near all-time high levels.

With the economy getting back to normal more quickly than expected, the U.S. Federal Reserve (the “Fed”) will soon start the multi-year process of normalizing monetary policy. In the face of potentially rising interest rates, investor worries are growing: stocks look expensive, bond prices go down when yields rise, and cash earns nothing. But, there is a fourth option: value stocks. When I say value stocks, I don’t mean the Russell 1000 Value Index: I mean carefully selected securities trading at highly discounted prices. While the growth-stock-dominated S&P 500 may face a headwind in a rising rate environment, I think that carefully chosen value stocks can grow earnings and enjoy expanding P/E multiples. This isn’t an intellectual exercise for me: Poplar Forest Funds account for more than 95% of my investable assets. I own the same stocks, in the same proportions, and pay the same fees you pay. Our interests are aligned.

We are currently invested in 29 companies that we believe can grow earnings about 8% annually over the next few years while paying dividends that currently equal about 2.5% of the value of the portfolio. These are solid businesses – more than 90% are companies with Investment Grade credit ratings that have a history of returning cash to shareholders through the payment of dividends. Despite their financial strength and earnings growth potential, their shares are collectively valued at a bargain price of roughly 10x earnings. Despite widespread speculative excess in the stock market, selectivity has allowed us to assemble a portfolio that we believe can generate long-term investment results that should easily outpace cash, bonds or the S&P 500. While some say value stocks only work when interest rates rise, we think relative earnings growth rates and free cash flows are more important. The companies in our portfolio appear poised to grow earnings at a rate consistent with that generated by the S&P 500 over the last 50 years, yet the portfolio is valued at less than half of the S&P’s P/E.

At Poplar Forest, we invest based on business fundamentals. We strive to buy stocks at substantial discounts to the value of each business’ future free cash flows with the expectation that other investors will ultimately realize the value we see. Sometimes perceived value gaps close quickly, sometimes the process takes years, and sometimes we are wrong. If we have trouble finding what we believe are great ideas, cash may build up in the portfolio as we await better opportunities. (In the late 1990s when stock prices looked really out of whack, cash got to 20-25% of the portfolios I managed.) As we ended the fiscal year, cash was less than 3% of our assets as we

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

have continued to find what we believe are very attractive long-term investment opportunities. That said, we liquidated four investments while building new positions in just three. All three of these new investments are under-earning businesses that offer what we believe will be above average earnings growth over the next few years.

While we have no special ability to predict what will happen in the next few months, we believe we are being handsomely rewarded while we wait for the value we see to be recognized by others. Over the last 12 months, the companies in our portfolio produced free cash flow (cash from operations less capital spending) that equaled roughly 9% of their market value as of 9/30/21. This level of cash generation seems particularly attractive in an environment of unsustainably low interest rates and rampant speculation.

Investing versus Speculating

This year, the stock market has been buffeted by growing ranks of traders who are being egged on by new brokerage firms like Robinhood. While they may refer to themselves as “investors,” they look more like gamblers who found each other on message boards and united to take on the “establishment.” They gleefully created headaches for hedge funds who were positioned for expected bankruptcy at companies like GameStop and AMC Entertainment. The fundamentals of those companies were very weak, but the collective will of these speculators drove stock prices higher and allowed the companies in question to raise the funds they needed to survive in a sort of reverse Darwinism.

I worry when I read about the mob’s trading strategies, most particularly, YOLO. For the uninitiated, YOLO stands for “You Only Live Once” - “Let’s buy this stock that’s being touted on this message board. Sure, this thing could go to zero, but it might quickly double. You only live once!!” This short-term, get-rich-quick speculation reminds me of late 1990s behavior that ended with many day traders losing everything.

While speculative excess may continue to build as long as the Fed keeps flooding the market with liquidity, at some point, they will have to normalize monetary policy. I’m reminded of former Citigroup CEO Chuck Prince’s quote back in 2007: “When the music stops, in terms of liquidity, things will be complicated. But as long as the music is playing, you’ve got to get up and dance.” The WallStreetBets crowd may keep partying like its 1999, but at Poplar Forest, we are increasingly focused on managing risk given an outlook for increasing volatility and more mundane returns for the stock market as a whole. Security selection seems more important than ever.

Don’t Fight the Fed

Although I am worried about the magnitude of speculation I see in the stock market, I’m not expecting another nasty bear market any time soon. Historically, investors can sleep easy as long as the yield curve is upward sloping – when long-term interest rates are higher than short-term interest rates -- as is the case today. While the stock market regularly has short-term corrections of 5-10%, the risk of a bear market decline of 20% or more appears low until the yield curve inverts. I have no reason to believe it will be different this time, but we should all be aware that risks are rising. In short, I believe the coming period of monetary policy normalization will lead to increased volatility.

Everything seems to be riding on the Fed and I can’t remember a time in my career when they had as much influence on financial markets as they have today. In the

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

interest of supporting recovery from the COVID pandemic, the Fed has kept short-term interest rates pinned near 0% while continuing to buy $120 billion a month of bonds. With inflation currently running well north of the Fed’s 2% target rate, owners of bonds are losing purchasing power every day that the Fed resists normalizing monetary policy.

Yield on 10-year Treasury Bonds as Compared to Inflation (Core CPI)

Data Source: Intrinsic Research

With so much of my personal wealth invested in our funds, I understand the desire to have protection from a bear market in stocks. Government bonds have historically done well when stock prices fall – in effect, bonds are a little like an insurance policy for your stock portfolio. My concern is the current cost of that insurance. Historically, the yield on a 10-year treasury bond exceeded the underlying rate of inflation by 2-3% (this is the so-called “Real” interest rate). While bonds weren’t expected to keep up with stocks, they provided bear market protection while still helping investors grow their purchasing power by 2-3% a year. Today, that relationship has been turned on its head; bond buyers are giving up future wealth in exchange for that stock market insurance policy. In the last 50 years, bonds have only looked this expensive relative to inflation two other times (1974 and 1980).

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

Data Source: Intrinsic Research

Chairman Powell had better be right that the inflation we see everywhere really is “transitory.” Otherwise, bond yields could rise dramatically. I am not suggesting that we are on the verge of a 1970s-era inflation problem, but I do believe that the 40-year tailwind of ever-lower interest rates has ended. Rising rates could lead to falling stock P/E ratios, especially for companies with low current free cash flows and high valuations.

If rates rise, the growth-stock-dominated S&P could be in for a period of disappointing total returns. Over the last 50 years, the S&P 500 has grown earnings at a compound rate of 7%. The current dividend yield is 1.3%. Over the last decade, the S&P 500 has traded at 16.6x expected earnings as compared to its current ratio of 21.0x. If rising rates were to push the S&P 500’s P/E ratio back to that 16.6x average, the 20% valuation contraction could eat up more than two years of historic earnings growth and dividends.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

S&P 500 Index (SPX)
Price 4,468.73
9/13/2021
Intrinsic
23.8
23.3
22.8
22.3
21.8
21.3
20.8
20.3
19.8
19.3
18.8
18.3
17.8
17.3
16.8
16.3
15.9
15.4
14.9
14.4
13.9
13.4
12.9
12.4
11.9
11.4
2.53
2.50
2.45
2.40
2.36
2.31
2.26
2.21
2.16
2.12
2.07
2.02
1.97
1.92
1.88
1.83
1.78
1.73
1.68
1.63
1.59
1.54
1.49
1.44
1.39
1.35
1.30
Poplar Forest Capital
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Price / EPS Forward 12 Months
Dividend Yield TTM % (Right)

Data Source: Intrinsic Research; TTM: Trailing Twelve Month

In looking at the graph of the S&P’s valuation over time, we see that this index is trading at a 20% premium to where it has been valued over the last decade. It is much harder to find similar data for the Russell 1000 Value Index, so I examined the top holdings of that index as a valuation indicator. Admittedly, the ten largest stocks only represent 17.5% of the Russell 1000 Value Index, but I think they make an illustrative point. Similar to the data for the S&P 500, the ten largest holdings in the Russell Value Index are currently valued at a 21% premium to where they have traded over the last decade.

In contrast to the S&P trading at a 20% premium and the largest Russell Value stocks at a 21% premium, the largest holdings in the Poplar Forest Partners Fund are being valued at a 10% discount. While the valuations of the leading stock market indices could contract as Fed policy normalizes, I think this data suggests that our portfolio could weather a negative market revaluation; we could actually see P/E multiples expand. While past experience is not a forecast of the future, that is what happened to the cheap stocks I owned back in the late 1990s when the tech bubble burst.

Conclusion – It All Comes Down to Security Selection

In the more than 40 years that I have been investing, I’ve watched as investor portfolios shifted from individual stocks to mutual funds to index funds and ETFs. On one hand, that has helped diversify investor portfolios while cutting costs dramatically. Some may agree with Mae West who said that “Too much of a good thing can be wonderful,” but I think things have gone too far. Free trading apps encourage speculators to buy and sell stocks without knowing what the companies they represent do and with little or no regard for valuation. The other extreme is a portfolio of ETFs

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

and Index Funds. Yes, they offer low fees, but when you own a little bit of everything, you have nowhere to hide when almost everything looks expensive, as it does today.

Passive investing has grown in popularity because investors were comfortable simply getting average results in exchange for low fees. For years, active management has failed to live up to its promise of market-beating results. When it comes to active management, I don’t believe that past performance will be an indicator of future results. At a time when the broad stock averages look expensive and bonds and cash yield less than inflation, I believe this is the ideal time for a benchmark-agnostic, contrarian, high conviction investment process focused on price relative to normalized earnings and free cash flow.

While I expect the path of markets to be a bit choppy over the next 12-24 months as the Fed normalizes monetary policy, I believe that the securities we have selected can generate market-beating, long-term investment results. We believe that the companies in our portfolio can grow earnings at competitive rates while providing an above-market dividend yield. As the market realizes that earnings growth isn’t scarce, we could see value stocks close the valuation gap with growth stocks. And when value beats growth, we believe Poplar Forest can beat both.

J. Dale Harvey
Founder, CIO and Portfolio Manager

Poplar Forest Funds Annual Report, September 2021

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Partners Fund Portfolio Review

The Partners Fund Institutional Class shares produced a return of 60.63% while Class A shares (no load) produced an 60.26% return for the fiscal year ended September 30, 2021.  This compared to a return of 30.00% for the S&P 500 and 35.01% for the Russell 1000 Value Index.

Relative to the S&P 500, the portfolio’s top contributing sectors to performance over this fiscal period were Financials, Consumer Discretionary, Materials and Energy.  The bottom contributing sectors were Consumer Staples, Information Technology and Communication Services. Overall, positive performance was mainly due to stock selection rather than sector allocation. While allocation in most sectors only modestly impacted performance, our overweight exposure in Financials and Energy contributed the most.

At the security level, the Fund’s top detractors from overall performance were Herman Miller (a recent addition to the portfolio), Merck, Kroger and Conagra Brands. Offsetting this was positive contribution from top contributors Tapestry, American International Group, Nucor, CNH Industrial and Ally Financial.

Market Outlook

The COVID crash and its subsequent recovery happened with record speed compared to other historic market drawdowns.  While technically a recession, this was more of a unique suppression of economic activity driven by COVID.  Once suppressed economic activity was alleviated by the introduction of vaccines, the market came roaring back, and value stocks performed well relative to growth stocks. However, in the last two quarters, which saw a COVID resurgence driven by the delta variant, growth stocks once again outpaced value stocks.

Underlying economic performance has not been materially impacted by the delta variant. With the economy remaining strong, the U.S. Federal Reserve has signaled an intention to start normalizing monetary policy by reducing bond purchases in coming months and potentially raising short-term interest rates in late 2022. Once the taper starts, the shape of the yield curve will be an important indicator to watch. The shift to normalizing monetary policy should be positive for value investors.

However, many investors still question whether or not value can take dominance over the long-term. Perhaps this is the wrong question to ask. The real question is whether business fundamentals like free cash flow are still important. At Poplar Forest, we don’t simply take the bottom 20% in the Russell 1000 based on price to earnings and pick investments from that universe. We are decidedly more discerning with a benchmark agnostic process. The companies in our portfolio are generating plenty of free cash flow with what we believe is attractive earnings growth potential. Yet, their value is not recognized by the market. Our portfolio currently trades at ~10x earnings estimates compared to the S&P 500 at 21x and the Russell 1000 Value at 16x. We believe our portfolio of carefully chosen value stocks is poised for relative outperformance with a good chance of growing earnings about 8% annually over the next few years and the potential for P/E multiple expansion even if interest rates increase.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

Portfolio Changes and Positioning

Although we are still finding what we believe are good investment opportunities, with the market near all-time highs, the search is harder. The opportunities are more one-off and company-specific in nature as opposed to being driven by a specific sector or industry theme. If opportunities start becoming scarce, our cash position could increase, though at the end of the fiscal year, cash was roughly 3% of assets.

Financials was one of our top contributing sectors to portfolio performance this period based on both stock selection and allocation. At a time when interest rates and inflation are hot button issues, our exposure tends to attract attention. We are comfortable holding these investments because these stocks have company-specific factors at play, separate from potential rate-sensitivity, that we believe will allow them to outperform without the help of rising rates. Admittedly, falling rates would be a headwind to future performance, but we do not expect that outcome.

With the economy rebounding from the COVID crash more quickly than anticipated, increases in demand have strained economic infrastructure. Ports on both coasts are overwhelmed which, when combined with trucker shortages, has resulted in 2-3 times normal delivery timeframes. Also, energy prices have increased meaningfully and there are more unfilled job openings than people looking for work. As a result, many consumer companies revised their short-term earnings guidance lower due to these supply chain issues, cost pressures, and labor shortages. Although companies are pushing through price increases at rates we haven’t seen in many years, we view this as a short-term issue for our consumer holdings, and we continue to be excited about their growth prospects.

Cornerstone Fund Portfolio Review

The Cornerstone Fund produced a 45.53% return. This compares to a 16.92% return for a 60/40 blend of the S&P 500 and the Bloomberg U.S. Aggregate Bond Index for the fiscal year ended September 30, 2021.

At the security level, the Fund benefitted from top contributing equity investments Nucor, Murphy Oil, Viacom, American International Group and CNH Industrial. The top detracting equity investments were Merck, Lumen Technologies, Conagra Brands, E*TRADE Financial and Herman Miller.

While the overlap between the equities owned in the Cornerstone and Partners Funds is high, the Cornerstone Fund remains far more defensive with roughly 9% in cash and equivalents and roughly 19% in fixed income investments. Normally, we expect the Fund to hold between 25% and 50% in fixed income securities. However, with the current low interest rate and high inflationary environment, it’s been difficult to find attractive value in this area of the market. The spread between treasuries and corporate bonds continues to narrow. As a result, we have trimmed our exposure to fixed income over the fiscal year compared to 24% at September 30, 2020.

We remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for approximately 73% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund. Furthermore, our fixed income investments offer a far different profile than what would commonly be found in

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

a balanced fund. Although we have trimmed our fixed income exposure in the portfolio, roughly 59% of the fixed income portion remains invested in Inflation Protected Treasury bonds (TIPs).

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise. Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Earnings growth is not a measure of a Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

The Partners Fund top ten holdings and weightings as of 9/30/21 are as follows:

Wells Fargo	5.05
Ally Financial	4.69
Advance Auto Parts	4.63
American International Group	4.49
Murphy Oil	4.41
CVS Health	4.28
National Fuel Gas	4.27
Equitable Holdings	4.25
Chevron	4.13
AmerisourceBergen	4.10

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

The Cornerstone Fund top ten equity holdings and weightings as of 9/30/21 are as follows:

American International Group	3.36
Advance Auto Parts	3.19
Allstate	3.11
Murphy Oil	3.10
Wells Fargo	3.07
Ally Financial	3.00
CVS Health	2.77
Chevron	2.72
Conagra Brands	2.65
AmerisourceBergen	2.64

Active Management (also called active investing): Refers to a portfolio management strategy where the manager makes specific investments with the goal of outperforming an investment benchmark index. Conversely, in passive management, investors expect a return that closely replicates the investment weighting and returns of a benchmark index and will often invest in an index fund.

Bear Market: A period marked with falling stock prices. In a bear market, investor confidence is extremely low. Many investors opt to sell off their stocks during a bear market for fear of further losses.

The Bloomberg U.S. Aggregate Bond Index: is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Blended index: (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® index) and 40% in a bond index (e.g. Bloomberg U.S. Aggregate Bond Index).

The Consumer Price Index (CPI): is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.

Dividend Yield: Represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund or stock share price. It does not reflect capital gains distributions.

The S&P 500® Index: is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

Earnings Per Share (EPS): is the net income of a company divided by the total number of shares it has outstanding.

Free Cash Flow (cash flow): is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

Index Fund: Is a type of mutual fund with a portfolio constructed to match or track the components of a market index, such as the Standard & Poor’s 500 Index (S&P 500).

Inflation: Is a quantitative measure of the rate at which the average price level of a basket of selected goods and services in an economy increases over a period of time. Often expressed as a percentage, inflation indicates a decrease in the purchasing power of a nation’s currency.

Price/Earnings (P/E) Ratio: is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Passive investing: Is an investment strategy to maximize returns by minimizing buying and selling. Index investing in one common passive investing strategy whereby investors purchase a representative benchmark, such as the S&P 500 index, and hold it over a long time horizon.

Real Estate Investment Trust (REIT): Is a company that owns, and in most cases operates, income-producing real estate. REITs own many types of commercial real estate, ranging from office and apartment buildings to warehouses, hospitals, shopping centers, hotels and timberlands.

Russell 1000® Index: An index of approximately 1,000 of the largest companies in the U.S. equity market. The Index is a subset of the Russell 3000 Index, representing the top companies by market capitalization. The Index is unmanaged, and one cannot invest directly in the Index.

Russell 1000® Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged. It is not possible to invest directly in an index.

The Russell 1000® Value index: measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

Yield Curve: Is a line that compares the yield of bonds of equal quality but different maturity dates.  In general, bonds with longer maturity dates offer higher yields than bonds with shorter maturity dates, thus producing an upward sloping yield curve.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST CORNERSTONE FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2021 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/21 - 9/30/21).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Poplar Forest Funds Annual Report, September 2021

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EXPENSE EXAMPLE at September 30, 2021 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/21	9/30/21	4/1/21 – 9/30/21	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,061.40	$6.20	1.20%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.05	$6.07	1.20%

Institutional Class Shares
Actual	$1,000.00	$1,062.90	$4.91	0.95%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/21	9/30/21	4/1/21 – 9/30/21	Ratio*
Poplar Forest Cornerstone Fund

Investor Class Shares
Actual	$1,000.00	$1,056.90	$4.64	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST PARTNERS FUND

Comparison of the change in value of a $100,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs
the S&P 500® Index and the Russell 1000® Value Index

Average Annual Total Return:	1 Year	5 Year	10 Year
Poplar Forest Partners Fund –
Institutional Class Shares	60.63%	8.39%	12.91%
Poplar Forest Partners Fund –
Class A Shares (with sales load)	52.24%	7.02%	12.05%
Poplar Forest Partners Fund –
Class A Shares (without sales load)	60.26%	8.12%	12.63%
S&P 500® Index	30.00%	16.90%	16.63%
Russell 1000® Value Index	35.01%	10.94%	13.51%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST CORNERSTONE FUND

Comparison of the change in value of $25,000 investment in the
Poplar Forest Cornerstone Fund – Investor Class Shares vs.
the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index,
the Blended Index and the Consumer Price Index +3%

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Poplar Forest Cornerstone Fund –
Investor Class Shares	45.53%	8.53%	7.42%
S&P 500® Index	30.00%	16.90%	13.76%
Bloomberg U.S. Aggregate Bond Index	-0.90%	2.94%	3.11%
60% S&P 500®/40% U.S. Aggregate Bond Index	16.92%	11.43%	9.67%
Consumer Price Index +3%	8.54%	5.66%	5.39%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST CORNERSTONE FUND

The Bloomberg U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable market, including Treasuries, government related and corporate securities.

The blended index is a 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index blend.

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.  The CPI +3% is a measure defined as an objective in the Fund's prospectus.

[1]	The Fund commenced operations on December 31, 2014.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares	COMMON STOCKS – 98.4%	Value
	Aerospace & Defense – 2.1%
53,500	Curtiss-Wright Corp.	$6,750,630

	Banks – 8.9%
170,500	Citigroup, Inc.	11,965,690
341,000	Wells Fargo & Co.	15,825,810
		27,791,500
	Biotechnology – 3.3%
55,800	United Therapeutics Corp. (b)	10,299,564

	Commercial Services & Supplies – 1.8%
153,000	Herman Miller, Inc.	5,761,980

	Consumer Finance – 4.7%
288,000	Ally Financial, Inc.	14,702,400

	Diversified Financial Services – 4.2%
450,000	Equitable Holdings, Inc.	13,338,000

	Diversified Telecommunication Services – 3.9%
451,000	AT&T, Inc.	12,181,510

	Food Products – 3.2%
297,000	Conagra Brands, Inc.	10,059,390

	Gas Utilities – 4.3%
255,000	National Fuel Gas Co.	13,392,600

	Health Care Providers & Services – 8.4%
107,500	AmerisourceBergen Corp.	12,840,875
158,000	CVS Health Corp.	13,407,880
		26,248,755
	Hotels, Restaurants & Leisure – 1.9%
166,500	Las Vegas Sands Corp. (b)	6,093,900

	Household Durables – 2.6%
370,000	Newell Brands, Inc.	8,191,800

	Insurance – 10.8%
98,000	Allstate Corp.	12,476,380
256,500	American International Group, Inc.	14,079,285
104,500	Lincoln National Corp.	7,184,375
		33,740,040
	IT Services – 6.7%
324,500	DXC Technology Co. (b)	10,906,445
73,000	International Business Machines Corp.	10,141,890
		21,048,335
	Machinery – 3.8%
720,000	CNH Industrial NV (a)	11,959,200

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares		Value
	Metals & Mining – 3.5%
55,000	Nucor Corp.	$5,416,950
38,500	Reliance Steel & Aluminum Co.	5,483,170
		10,900,120
	Multi-Line Retail – 2.1%
69,000	Dollar Tree, Inc. (b)	6,604,680

	Oil, Gas & Consumable Fuels – 8.5%
127,500	Chevron Corp.	12,934,875
554,000	Murphy Oil Corp.	13,833,380
		26,768,255
	Pharmaceuticals – 6.4%
132,000	Merck & Co., Inc.	9,914,520
306,500	Organon & Co.	10,050,135
		19,964,655
	Specialty Retail – 4.6%
69,500	Advance Auto Parts, Inc.	14,517,855

	Textiles, Apparel & Luxury Goods – 2.7%
230,000	Tapestry, Inc.	8,514,600
	TOTAL COMMON STOCKS
	(Cost $223,253,508)	308,829,769

	MONEY MARKET FUND – 1.5%
4,595,078	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.01% (c)	4,595,078
	Total Money Market Fund
	(Cost $4,595,078)	4,595,078
	Total Investments in Securities
	(Cost $227,848,586) – 99.9%	313,424,847
	Other Assets in Excess of Liabilities – 0.1%	175,638
	NET ASSETS – 100.0%	$313,600,485

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares	COMMON STOCKS – 73.0%	Value
	Aerospace & Defense – 2.1%
5,000	Curtiss–Wright Corp.	$630,900

	Banks – 5.5%
10,000	Citigroup, Inc.	701,800
19,500	Wells Fargo & Co.	904,995
		1,606,795
	Biotechnology – 2.6%
4,200	United Therapeutics Corp. (a)	775,236

	Commercial Services & Supplies – 1.9%
14,700	Herman Miller, Inc.	553,602

	Consumer Finance – 3.0%
17,300	Ally Financial, Inc.	883,165

	Diversified Financial Services – 2.5%
25,100	Equitable Holdings, Inc.	743,964

	Diversified Telecommunication Services – 2.5%
27,000	AT&T, Inc.	729,270

	Food Products – 2.6%
23,000	Conagra Brands, Inc.	779,010

	Gas Utilities – 2.6%
14,700	National Fuel Gas Co.	772,044

	Health Care Providers & Services – 6.4%
6,500	AmerisourceBergen Corp.	776,425
800	Anthem, Inc.	298,240
9,600	CVS Health Corp.	814,656
		1,889,321
	Hotels, Restaurants & Leisure – 2.0%
15,800	Las Vegas Sands Corp. (a)	578,280

	Household Durables – 1.9%
25,700	Newell Brands, Inc.	568,998

	Insurance – 8.8%
7,200	Allstate Corp.	916,632
18,000	American International Group, Inc.	988,020
9,900	Lincoln National Corp.	680,625
		2,585,277
	IT Services – 4.6%
19,500	DXC Technology Co. (a)	655,395
5,000	International Business Machines Corp.	694,650
		1,350,045

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares		Value
	Machinery – 2.4%
41,700	CNH Industrial NV (c)	$692,637

	Metals & Mining – 3.5%
5,800	Nucor Corp.	571,242
3,300	Reliance Steel & Aluminum Co.	469,986
		1,041,228
	Multi-Line Retail – 2.1%
6,500	Dollar Tree, Inc. (a)	622,180

	Oil, Gas & Consumable Fuels – 5.8%
7,900	Chevron Corp.	801,455
36,500	Murphy Oil Corp.	911,405
		1,712,860
	Pharmaceuticals – 5.0%
9,100	Merck & Co., Inc.	683,501
23,600	Organon & Co.	773,844
		1,457,345
	Specialty Retail – 3.2%
4,500	Advance Auto Parts, Inc.	940,005

	Textiles, Apparel & Luxury Goods – 2.0%
15,600	Tapestry, Inc.	577,512
	TOTAL COMMON STOCKS
	(Cost $15,925,713)	21,489,674

Principal
Amount	CORPORATE BONDS – 5.1%
	Banks – 2.5%
	Citizens Financial Group, Inc.
$700,000	3.750%, 7/1/24	745,906

	Professional Services – 2.6%
	Equifax, Inc.
750,000	3.300%, 12/15/22	770,282
	TOTAL CORPORATE BONDS
	(Cost $1,465,273)	1,516,188

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Principal
Amount	U.S. TREASURY NOTES – 10.9%	Value
	U.S. Treasury Floating Rate Note
$650,000	0.084%, (USBMMY3M + 0.049%), 1/31/23 (d)	$650,325
	U.S. Treasury Note TIPS
796,085	0.125%, 1/15/22	801,986
804,825	0.125%, 7/15/24	859,413
800,460	0.250%, 7/15/29	890,255
	TOTAL U.S. TREASURY NOTES
	(Cost $3,054,468)	3,201,979

	PREFERRED STOCK – 2.5%
	Consumer Finance – 2.5%
700,000	Ally Financial, Inc. – Series B, 4.70%	730,783
	TOTAL PREFERRED STOCK
	(Cost $713,347)	730,783

	SHORT-TERM INVESTMENTS – 12.0%
	Money Market Fund – 8.5%
2,504,188	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.01% (b)	2,504,188

	U.S. Treasury Bills – 3.5%
$515,000	0.039%, 11/2/21 (e)	514,972
515,000	0.037%, 11/30/21 (e)	514,966
		1,029,938
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,534,138)	3,534,126
	Total Investments in Securities
	(Cost $24,692,939) – 103.5%	30,472,750
	Liabilities in Excess of Other Assets – (3.5)%	(1,029,344)
	NET ASSETS – 100.0%	$29,443,406

TIPS – Treasury Inflation Protected Securities
USBMMY3M – U.S. Treasury 3 Month Bill Money Market Fund
(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield at September 30, 2021.
(c)	U.S. traded security of a foreign issuer.
(d)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2021.
(e)	Rate shown is the discount rate at September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

(This Page Intentionally Left Blank.)

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2021

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$227,848,586 and $24,692,939, respectively)	$313,424,847	$30,472,750
Receivables
Fund shares issued	130,802	—
Dividends and interest	408,994	47,665
Prepaid expenses	26,408	5,785
Total assets	313,991,051	30,526,200
LIABILITIES
Payables
Due to custodian	408	37
Investments purchased	—	1,029,950
Fund shares redeemed	54,040	—
Due to Adviser	197,077	5,065
12b-1 fees	16,511	—
Custody fees	6,313	1,115
Administration and fund accounting fees	48,819	16,001
Transfer agent fees and expenses	32,533	3,952
Audit fees	22,500	22,500
Chief Compliance Officer fee	2,083	2,083
Accrued expenses	10,282	2,091
Total liabilities	390,566	1,082,794
NET ASSETS	$313,600,485	$29,443,406

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2021, Continued

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$24,098,104	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	430,524	—
Net asset value and redemption price per share	$55.97	$—
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$58.92	$—
Investor Class Shares*
Net assets applicable to shares outstanding	$—	$29,443,406
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	—	906,165
Net asset value, offering and redemption price per share	$—	$32.49
Institutional Class Shares
Net assets applicable to shares outstanding	$289,502,381	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	5,163,370	—
Net asset value, offering and redemption price per share	$56.07	$—
COMPONENTS OF NET ASSETS
Paid-in capital	$190,119,148	$20,231,776
Total distributable earnings	123,481,337	9,211,630
Net assets	$313,600,485	$29,443,406

*	Formerly Institutional Class shares.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2021

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$7,695,759	$552,597
Interest	687	241,016
Total Income	7,696,446	793,613
Expenses
Advisory fees (Note 4)	2,494,116	217,832
Administration and fund accounting fees (Note 4)	255,722	92,201
Transfer agent fees and expenses (Note 4)	126,907	21,162
Sub-transfer agent fees (Note 4)	68,615	882
12b-1 fees - Class A shares (Note 5)	55,864	114
Registration fees	37,074	11,056
Custody fees (Note 4)	31,145	5,560
Audit fees	22,561	22,561
Printing and mailing expense	16,255	4,804
Trustees fees and expenses	15,936	13,834
Chief Compliance Officer fee (Note 4)	12,533	12,532
Legal fees	6,919	7,301
Insurance expense	5,743	2,402
Interest expense (Note 7)	60	36
Miscellaneous	25,345	4,923
Total expenses	3,174,795	417,200
Less: Advisory fees waived (Note 4)	(364,246)	(172,025)
Net expenses	2,810,549	245,175
Net investment income	4,885,897	548,438
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	39,388,544	2,924,392
Net change in unrealized appreciation/(depreciation)
on investments	78,809,934	5,994,523
Net realized and unrealized gain on investments	118,198,478	8,918,915
Net Increase in Net Assets Resulting from Operations	$123,084,375	$9,467,353

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,885,897	$6,459,926
Net realized gain/(loss) from investments	39,388,544	(1,642,063)
Net change in unrealized appreciation/
(depreciation) on investments	78,809,934	(51,871,595)
Net increase/(decrease) in net assets
resulting from operations	123,084,375	(47,053,732)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(415,085)	(405,531)
Net dividends and distributions to shareholders –
Institutional Class Shares	(5,476,997)	(6,068,125)
Total dividends and distributions to shareholders	(5,892,082)	(6,473,656)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(13,007,866)	(128,784,596)
Total increase/(decrease) in net assets	104,184,427	(182,311,984)
NET ASSETS
Beginning of year	209,416,058	391,728,042
End of year	$313,600,485	$209,416,058

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	25,420	$1,304,406	21,332	$784,218
Shares issued on
reinvestments of distributions	8,381	359,307	8,016	345,823
Shares redeemed	(75,059)	(3,502,736)	(252,959)	(9,602,219)
Net decrease	(41,258)	$(1,839,023)	(223,611)	$(8,472,178)

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	761,086	$38,036,211	1,181,437	$42,102,878
Shares issued on
reinvestments of distributions	95,132	4,077,349	111,995	4,828,120
Shares redeemed	(1,080,237)	(53,282,403)	(4,474,461)	(167,243,416)
Net decrease	(224,019)	$(11,168,843)	(3,181,029)	$(120,312,418)

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$548,438	$472,671
Net realized gain/(loss) from investments	2,924,392	(414,322)
Net change in unrealized appreciation/
(depreciation) on investments	5,994,523	(1,945,718)
Net increase/(decrease) in net assets
resulting from operations	9,467,353	(1,887,369)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares*	—	(25,515)
Net dividends and distributions to shareholders –
Investor Class Shares**	(472,669)	(1,217,092)
Total dividends and distributions to shareholders	(472,669)	(1,242,607)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(2,174,853)	(1,567,148)
Total increase/(decrease) in net assets	6,819,831	(4,697,124)
NET ASSETS
Beginning of year	22,623,575	27,320,699
End of year	$29,443,406	$22,623,575

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
Class A Shares*	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued on reinvestments
of distributions	—	$—	1,016	$25,516
Payment for conversion of
Class A shares	(22,671)	(515,549)	—	—
Shares redeemed	(1,124)	(26,622)	—	—
Net increase/(decrease)	(23,795)	$(542,171)	1,016	$25,516

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
Investor Class Shares**	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	9,455	$309,101	826	$19,416
Proceeds from conversion of
Class A shares	22,612	515,549	—	—
Shares issued on reinvestments
of distributions	17,427	457,118	45,173	1,134,299
Shares redeemed	(113,808)	(2,914,450)	(120,719)	(2,746,379)
Net decrease	(64,314)	$(1,632,682)	(74,720)	$(1,592,664)

*	Class A Shares converted to Investor Class Shares on October 30, 2020. See Note 1 in the Notes to Financial Statements.
**	Formerly Institutional Class Shares.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A Shares
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$35.69	$42.22	$52.65	$50.88	$46.61
Income from investment operations:
Net investment income^	0.74	0.74	0.58	0.39	0.67
Net realized and unrealized
gain/(loss) on investments	20.48	(6.65)	(6.50)	3.77	4.49
Total from investment operations	21.22	(5.91)	(5.92)	4.16	5.16
Less distributions:
From net investment income	(0.94)	(0.62)	(0.50)	(0.85)	(0.18)
From net realized gain
on investments	—	—	(4.01)	(1.54)	(0.71)
Total distributions	(0.94)	(0.62)	(4.51)	(2.39)	(0.89)
Net asset value, end of year	$55.97	$35.69	$42.22	$52.65	$50.88

Total return	60.26%	-14.27%	-10.71%	8.45%	11.06%

Ratios/supplemental data:
Net assets, end of year (thousands)	$24,098	$16,840	$29,359	$48,157	$79,335
Ratio of expenses
to average net assets:
Before fee waiver	1.34%	1.43%	1.36%	1.28%	1.28%
After fee waiver	1.21%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.35%	1.75%	1.25%	0.74%	1.33%
After fee waiver	1.48%	1.93%	1.36%	0.77%	1.36%
Portfolio turnover rate	40.94%	40.35%	30.72%	31.83%	31.07%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$35.75	$42.29	$52.79	$51.06	$46.84
Income from investment operations:
Net investment income^	0.86	0.84	0.69	0.53	1.02
Net realized and unrealized
gain/(loss) on investments	20.50	(6.65)	(6.53)	3.77	4.30
Total from investment operations	21.36	(5.81)	(5.84)	4.30	5.32
Less distributions:
From net investment income	(1.04)	(0.73)	(0.65)	(1.03)	(0.39)
From net realized gain
on investments	—	—	(4.01)	(1.54)	(0.71)
Total distributions	(1.04)	(0.73)	(4.66)	(2.57)	(1.10)
Net asset value, end of year	$56.07	$35.75	$42.29	$52.79	$51.06

Total return	60.63%	-14.03%	-10.49%	8.72%	11.35%

Ratios/supplemental data:
Net assets, end of year (thousands)	$289,502	$192,576	$362,369	$701,542	$692,564
Ratio of expenses
to average net assets:
Before fee waiver	1.09%	1.18%	1.11%	1.03%	1.03%
After fee waiver	0.96%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	1.59%	2.00%	1.50%	1.02%	2.02%
After fee waiver	1.72%	2.18%	1.61%	1.05%	2.05%
Portfolio turnover rate	40.94%	40.35%	30.72%	31.83%	31.07%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Shares*
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.76	$25.58	$28.20	$26.70	$25.69
Income from investment operations:
Net investment income^	0.60	0.45	0.42	0.33	0.47
Net realized and unrealized
gain/(loss) on investments	9.64	(2.11)	(1.83)	1.81	1.53
Total from investment operations	10.24	(1.66)	(1.41)	2.14	2.00
Less distributions:
From net investment income	(0.51)	(0.34)	(0.42)	(0.40)	(0.22)
From net realized gain
on investments	—	(0.82)	(0.79)	(0.24)	(0.77)
Total distributions	(0.51)	(1.16)	(1.21)	(0.64)	(0.99)
Net asset value, end of year	$32.49	$22.76	$25.58	$28.20	$26.70

Total return	45.53%	-6.89%	-4.71%	8.15%	7.83%

Ratios/supplemental data:
Net assets, end of year (thousands)	$29,443	$22,084	$26,739	$31,005	$28,939
Ratio of expenses
to average net assets:
Before fee waiver	1.53%#	1.76%	1.64%	1.49%	1.57%
After fee waiver	0.90%#	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income
to average net assets:
Before fee waiver	1.38%	1.05%	0.92%	0.61%	1.12%
After fee waiver	2.01%	1.91%	1.66%	1.20%	1.79%
Portfolio turnover rate	36.13%	39.97%	38.12%	29.88%	24.82%

*	Formerly Institutional Class Shares.
^	Based on average shares outstanding.
#	Includes expenses of Class A Shares which converted to Investor Class Shares on October 30, 2020.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund currently offers Class A shares and Institutional Class shares.  The Cornerstone Fund currently offers Investor Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  At the close of business on October 30, 2020, the Cornerstone Fund’s Class A shares converted to the Institutional Class shares.  On January 28, 2021, the class name changed from Institutional Class to Investor Class.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts on securities purchased are accreted over the life of the respective security.  Premiums on securities purchased are amortized to the earliest call date.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2021, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Total
	Distributable
	Earnings	Paid-in Capital
Partners Fund	$(2,148,467)	$2,148,467
Cornerstone Fund	$(24,226)	$24,226

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End:   In preparing the financial statements as of September 30, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Debt Securities: Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2021:

Partners Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$12,181,510	$—	$—	$12,181,510
Consumer Discretionary	43,922,835	—	—	43,922,835
Consumer Staples	10,059,390	—	—	10,059,390
Energy	26,768,255	—	—	26,768,255
Financials	89,571,940	—	—	89,571,940
Health Care	56,512,974	—	—	56,512,974
Industrials	24,471,810	—	—	24,471,810
Information Technology	21,048,335	—	—	21,048,335
Materials	10,900,120	—	—	10,900,120
Utilities	13,392,600	—	—	13,392,600
Total Common Stocks	308,829,769	—	—	308,829,769
Money Market Fund	4,595,078	—	—	4,595,078
Total Investments
in Securities	$313,424,847	$—	$—	$313,424,847

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$729,270	$—	$—	$729,270
Consumer Discretionary	3,286,975	—	—	3,286,975
Consumer Staples	779,010	—	—	779,010
Energy	1,712,860	—	—	1,712,860
Financials	5,819,201	—	—	5,819,201
Health Care	4,121,902	—	—	4,121,902
Industrials	1,877,139	—	—	1,877,139
Information Technology	1,350,045	—	—	1,350,045
Materials	1,041,228	—	—	1,041,228
Utilities	772,044	—	—	772,044
Total Common Stocks	21,489,674	—	—	21,489,674
Fixed Income
Corporate Bonds	—	1,516,188	—	1,516,188
U.S. Treasury Notes	—	3,201,979	—	3,201,979
Total Fixed Income	—	4,718,167	—	4,718,167
Preferred Stock	—	730,783	—	730,783
Money Market Fund	2,504,188	—	—	2,504,188
U.S. Treasury Bills	—	1,029,938	—	1,029,938
Total Investments
in Securities	$23,993,862	$6,478,888	$—	$30,472,750

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Funds do not currently enter into derivatives transactions.  Management is currently evaluating the potential impact of Rule 18f-4 on the Funds.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”)  has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Poplar Forest Capital, LLC (the “Adviser”) provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, effective January 1, 2021, the fees are calculated at an annual rate of 0.85% of average daily net assets for the first $250 million

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

of assets, 0.775% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the year ended September 30, 2021, the advisory fees incurred by the Funds are disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Funds.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

Partners Fund	0.95	%*
Cornerstone Fund	0.90%

* Effective January 1, 2021. Previous expense cap was 1.00%.

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2021, the Adviser reduced its fees in the amount of $364,246 and $172,025 in the Partners Fund and the Cornerstone Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least January 27, 2022, and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2022	9/30/2023	9/30/2024	Total
Partners Fund	$528,027	$541,745	$364,246	$1,434,018
Cornerstone Fund	209,239	212,025	172,025	593,289

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2021, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.  On July 7, 2021, Foreside announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside.  The Board approved continuing the distribution agreement with Quasar at the close of the transaction which occurred on September 30, 2021.

The Funds have entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Funds. The agreements provide for periodic payments by the Funds to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent fees). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Funds during the year ended September 30, 2021 are included in the statement of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  At the close of business on October 30, 2020, the Cornerstone Fund’s Class A shares converted to the Institutional Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  The 12b-1 fees accrued by each Fund’s Class A shares for the year ended September 30, 2021 are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	$—	$112,374,451	$—	$125,271,474
Cornerstone Fund	650,000	8,747,388	363,527	12,396,402

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

NOTE 7 – LINE OF CREDIT

The Partners Fund and the Cornerstone Fund have secured lines of credit in the amount of $55,000,000 and $4,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2021, the Funds drew upon their lines of credit. The Partners Fund had an average daily outstanding balance of $1,830, a weighted average interest rate of 3.25%, paid interest expense of $60 and had a maximum amount outstanding of $604,000.  The Cornerstone Fund had an average daily outstanding balance of $1,090, a weighted average interest rate of 3.25%, paid interest expense of $36 and had a maximum amount outstanding of $129,000.

At September 30, 2021, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended September 30, 2021 and September 30, 2020 was as follows:

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Partners Fund
Ordinary income	$5,892,082	$6,473,656

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Cornerstone Fund
Ordinary income	$472,669	$369,107
Long-term capital gains	—	873,500

As of September 30, 2021, the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$228,405,945	$24,558,104
Gross unrealized appreciation	90,909,257	6,560,712
Gross unrealized depreciation	(5,890,355)	(646,066)
Net unrealized appreciation (a)	85,018,902	5,914,646
Undistributed ordinary income	8,538,769	723,973
Undistributed long-term capital gains	29,923,666	2,573,011
Total distributable earnings	38,462,435	3,296,984
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$123,481,337	$9,211,630

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Value-Style Investing Risk (Both Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (Both Funds) – The following risks are associated with the Funds’ investment in debt securities.

o
Prepayment and Extension Risk. The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk. The Funds’ investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

o
Credit Risk. The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Both Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of September 30, 2021:

Fund	Shareholder	Percent of Shares Held
Cornerstone Fund	Charles Schwab & Co.	38.10%

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund
and Board of Directors
of Advisors Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Poplar Forest Partners Fund and the Poplar Forest Cornerstone Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, Continued

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2021

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2021 (Unaudited)

For the year ended September 30, 2021, the Partners Fund and the Cornerstone Fund designated $5,892,082 and $472,669, respectively, as ordinary income for purposes of the dividends paid deduction.

Certain dividends paid by the Partners Fund and the Cornerstone Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the Partners Fund and the Cornerstone Fund, the percentage of dividends declared from net investment income designated as qualified dividend income for the year ended September 30, 2021 was 99.85% and 100%, respectively.

For corporate shareholders in the Partners Fund and Cornerstone Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2021 was 99.83% and 100%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Partners Fund and Cornerstone Fund was 0% and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-877-522-8860.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 75)		term;	Gamma Delta Housing		Advisors
615 E. Michigan Street		since	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		March	housing management)		(for series not
		2014.	(2012 to July 2019);		affiliated with
			Trustee and Chair		the Funds).
(2000 to 2012), New
Covenant Mutual Funds
(1999 to 2012); Director
and Board Member,
Alpha Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	2	Trustee,
(age 61)		term;	Business Development		Advisors
615 E. Michigan Street		since	Ballast Equity		Series Trust
Milwaukee, WI 53202		March	Management, LLC (a		(for series not
		2017.	privately-held		affiliated with
			investment advisory firm)		the Funds).
(February 2019 to
present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 74)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp Fund		Series Trust
Milwaukee, WI 53202		September	Services, LLC and its		(for series not
		2008.	predecessors (May 1991		affiliated with
			to July 2017).		the Funds).

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Chairman	Indefinite	President, Apogee	2	Trustee,
(age 62)	of the	term;	Group, Inc. (financial		Advisors
615 E. Michigan Street	Board	since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2020.			affiliated with
the Funds);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 52)	Chief	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	since	(February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 60)	President,	term;	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer	since	(October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 50)	Treasurer	term;	U.S. Bank Global Fund Services
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 39)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 64)	President,	term;	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	since	(February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Michelle L.	Deputy	Indefinite	Vice President, U.S. Bank Global Fund Services
Sanville-Seebold	Chief	term;	(August 2014 to present).
(age 49)	Compliance	since
615 E. Michigan Street	Officer	September
Milwaukee, WI 53202		2021.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 53)	President	term;	Services (July 2007 to present).
2020 East Financial	and	since
Way, Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2021, the Trust was comprised of 36 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-877-522-8860 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Poplar Forest Funds Annual Report, September 2021

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Poplar Forest Funds Annual Report, September 2021

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$36,800	$37,800
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	$6,000	$6,000

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   12/9/2021

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date   12/9/2021

* Print the name and title of each signing officer under his or her signature.